--------------------------------------------------------------------------------

                                      LKCM
                                      FUNDS

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                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND

                               Semi-Annual Report
                                  June 30, 2002

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM
Funds:

                                                                               AVERAGE
                                             SIX MONTH  ONE YEAR  FIVE YEAR     ANNUAL
                                                 TOTAL     TOTAL      TOTAL      TOTAL
                                   NET ASSET    RETURN    RETURN     RETURN     RETURN
                         INCEPTION  VALUE AT     ENDED     ENDED      ENDED      SINCE
FUNDS                        DATES   6/30/02   6/30/02   6/30/02    6/30/02  INCEPTION
LKCM Equity Fund            1/3/96    $10.94    (6.97%)  (11.15%)     5.25%      8.94%
  S&P 500                                      (13.16%)  (17.95%)     3.66%      9.11%

LKCM Small Cap Equity Fund 7/14/94    $17.87     3.35%     6.11%      8.24%     14.31%
  Russell 2000                                  (4.69%)   (8.38%)     4.56%      9.73%

LKCM International Fund   12/30/97     $7.69    (4.71%)  (17.14%)      N/A      (1.19%)
  EAFE Index*                                   (1.38%)   (9.22%)      N/A       0.53%

LKCM Balanced Fund        12/30/97    $10.57    (6.51%)   (5.10%)      N/A       3.65%
  Lehman Bond Index**                            3.26%     8.25%       N/A       6.76%

LKCM Fixed Income Fund    12/30/97    $10.41     2.15%     7.86%       N/A       6.40%
  Lehman Bond Index**                            3.26%     8.25%       N/A       6.76%


* Morgan Stanley Capital International Europe, Australasia, Far East Index
**Lehman Brothers Intermediate Government/Credit Bond Index

     Past performance does not guarantee future results. Performance data quoted represents past performance and investment return and principal value of an investment will flucuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Mutual fund investing involves risk; loss of principal is possible. The S&P500, Russell 2000 and Lehman Bond Indices are unmanaged indices commonly used to measure performance of U.S. stocks. The EAFE Index is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends. You cannot invest directly in an index.

     Despite the weakening in stock prices, the U.S. economy continues on the path of recovery as consumer confidence and housing activity remain strong. These factors, coupled with relatively low inventory levels, should create enough positive momentum to carry the recovery forward into 2003.

     The first six months of the year proved little change in the bond market, although volatility existed on a day to day basis. The financial collapse of several high profile companies caused severe losses for many bond investors who held debt issued by once highly rated companies. These high profile problems and the weakness in the stock market have generated a positive impact on high quality bond prices as investors moved to issuers with stronger financial positions. The turmoil in the stock market likely pushed back interest rate increases by the Federal Reserve Board.

     During the first half of 2002, the stock market action did not reflect the strength of our improving economy. While we did not anticipate a strong stock market, we certainly did not expect the Standard & Poor's 500 Index and the NASDAQ Composite Index to perform as poorly as they did. Such weakness is unusual in the face of what appears to be the early stages of a new economic cycle. We continue to expect an economic recovery, although its strength is in question.

     Several reasons exist for the sharp market decline - some economic, some structural, and some psychological:

     1. Investor concern regarding the economic recovery failing - the feared "double-dip." These concerns focus around the heavy debt burden of both consumers and corporations, and the unwillingness or lack of need to increase capital spending.

     2. Lack of confidence and the disillusionment by investors in the integrity of financial numbers that have been or will be reported. There is a steady stream of reports regarding greed-driven fraud and overstatements involving a number of high profile companies. Aggressive use of accounting to create fictitious earnings to drive share prices higher has negatively impacted investor sentiment.

     3. While lower than in 1999, valuation of the overall market is still not cheap, and with investors demanding a higher risk premium, it is difficult for share prices to increase during a period of high uncertainty.

     4. The weakened dollar has made our financial markets less attractive to capital from overseas, resulting in reduced foreign demand for U.S. stocks. At current levels, the U.S. current account deficit requires attracting approximately 75% of the world's capital to hold the dollar steady.

     5. A large percentage of U.S. households became substantial owners of common stock during the last half of the 1990s, creating a large supply of disappointed investors as the markets performed poorly the past few years. Diminished expectations about the economy has slowed new equity purchases and recently resulted in households becoming net sellers of their equity holdings, changing the supply/demand characteristics of the overall market.

     6. Investors remain concerned regarding the continued violence that exists in the Middle East and the potential impact on global stability.

     7. The possibility of a significant terrorist attack disrupting economic recovery is present.

     Given their concerns, investors remain cautious about expanding their holdings of common stocks. In a bear market, it is normal for investors to focus on negative conditions or events while ignoring the positive ones - the reverse is also true in a bull market when negative conditions are ignored. While it is difficult to know what the market will do during the next few months, history tells us that over time, share prices will follow corporate profits and normalized operating profits are expected to begin growing in the second half of 2002, when compared to last year, and into 2003.

     We believe the positive impact of monetary and fiscal policies coupled with low inventory levels formed the foundation for a new economic cycle. That being said, the heavy debt burden of the consumer and many U.S. corporations in conjunction with lower than normal growth rates of capital spending will limit the strength of the recovery. Our forecast is that the economy will continue to grow but at more normal rates.

     The turmoil in the stock market and the financial challenges of several large over-leveraged companies caused us to push back our previous forecast that short-term interest rates will begin to rise before year-end. We now believe such increases will occur in 2003. We continue to believe interest rates on long-term bonds will remain near current levels for the balance of 2002.

     Valuation of the stock market remains a concern should our forecast regarding the economy and interest rates prove wrong. Additionally, valuation will limit the strength of the stock market cycle as we enter a new phase at levels that leave much room for valuation expansion (as we had in the 1980s and 1990s), leaving corporate profit growth as the sole driver for higher market levels.

     Our forecast for the stock market remains positive. Corporate operating profits should show improvement this year. The long list of investor concerns, stated earlier in our review appear discounted in at current market levels. As economic conditions continue to improve, it is likely that corporate share repurchases, insider buying, and merger activity will all increase, adding a more positive tone to the market.

     The LKCM Equity Fund is managed to provide long-term capital appreciation via investment primarily in common stocks. During this period, the Fund invested primarily in mid-sized and large companies. The Fund focuses its investments primarily in quality companies with above-average profitability and reasonable valuations. The performance of the Fund in the first half of 2002 was much better than the S&P 500 despite the difficult market environment. As of June 30, 2002, the total net assets in the portfolio were $26.5 million with 89.1% of the net assets invested in common stocks and 10.9% in cash reserves, net of liabilities. The Fund remains to be positioned with a broadly diversified portfolio of attractively valued quality companies. Going forward, we expect to selectively increase our exposure to competitively advantaged companies benefiting from an improving economy.

     The LKCM Small Cap Equity Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The Fund produced a relatively strong six months posting a 3.35% gain vs. the Russell 2000's (4.69)% decline. The Fund's successful investment strategy focuses on investing in shares of reasonably valued niche companies with above average growth and return prospects. Stock selection and a focus on valuation remain an important component of our success. As of June 30, 2002, the total net assets of the portfolio were $234.7 million with 91.4% of the net assets invested in common and preferred stocks and 8.6% in cash reserves, net of liabilities. The companies held in our portfolio have both attractive growth prospects and valuations.

     The LKCM Balanced Fund is managed using a total return approach, emphasizing capital appreciation and income generation. In order to attain the desired reward/risk profile, the Fund invests in a blend of common stocks, convertible securities, government and corporate bonds and cash. Our diversified, total return approach proved successful during 2002 as the Fund successfully limited its decline versus the S&P 500. As of June 30, 2002, total net assets were $7.1 million and the asset mix contained 63.3% common stocks, 3.7% convertible securities, 29.0% corporate bonds and 4.0% in cash reserves net of liabilities. The "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment alternative for volatile market environments.

     The LKCM Fixed Income Fund emphasizes current income. The Fund's strategy is to invest in a combination of noncallable bonds for their offensive characteristics and callable bonds as defensive investments in order to create a high quality, low volatility, intermediate maturity portfolio. As an example of our strategy, several of the Fund's largest corporate bond holdings include unique call provisions, offering an attractive combination of risk and return. We rely upon our internal research capabilities to identify corporate bonds with strong credit profiles and attractive yields. The average effective maturity of the Fund at the end of June was approximately four years and with an "A" average quality. As of June 30, 2002, total net assets were $48.5 million and the asset mix was 86.8% in corporate bonds, 11.0% in U.S. Treasury Notes, and 2.2% in cash and cash equivalents.

     The LKCM International Fund currently invests all of its assets in shares of the TT EAFE Portfolio and comments from TT International Investment Management follow this letter.

     We will continue an investment discipline in all our Fund offerings, centered around fundamental analysis combined with adequate diversification and a keen eye on valuation, keeping us well positioned for the future. As always, we focus on attractively valued, competitively advantaged companies with business models supporting high and/or rising returns on invested capital, strong and growing cash flows and strong balance sheets. During the difficult market environment, extra attention is placed on the financial soundness of our investments. We appreciate the trust you have placed in LKCM by your investment in these Funds and for allowing us to exercise our investment talents on your behalf.

Regards,

/s/ J. Luther King, Jr., CFA

J. Luther King, Jr., CFA

August 15, 2002

                 TT INTERNATIONAL INVESTMENT MANAGEMENT COMMENTS

     The LKCM International Fund currently invests all of its assets in the TT EAFE Portfolio. The TT EAFE Portfolio is managed in a style that seeks absolute returns. The Portfolio posted a net return of -4.71% vs. -1.38% for MSCI EAFE during the first half of 2002. During the first quarter of 2002, we started to become increasingly optimistic about the strength of recovery, particularly in the U.S. We also thought the market was probably underestimating the cyclical boost to earnings that stronger GDP growth and declining unit labour costs would deliver. Better data lifted the market from the lows made in February but were insufficient to generate new highs. The most notable feature of the first quarter, however was the rebound in Japan's stockmarket. In just over a month, the benchmark Nikkei 225 rallied over 25% from its low point in early February. Much of the rally can be explained by government intervention designed to prop up the equity market ahead of the fiscal year end book closing - and delay the inevitable, and painful, resolution of the financial crisis. However, this action also coincided with better data from the U.S. that provided a further boost for Japanese equities. The portfolio's underweight position in this market, which we held for most of the first quarter, accounted for much of the underperformance. Elsewhere, given a more optimistic outlook, we sought to raise the risk profile of the portfolio by increasing our exposure to Asia (particularly Korea and Taiwan) and to economically sensitive stocks (e.g. in the media sector) in Europe. Being overweight in Asia ex-Japan was a positive in performance terms, while stock selection in the financial sector hurt in relative terms. We also removed our hedge of the Japanese yen in March. Markets were very mixed during the second quarter with a reasonable performance up to May giving way to sharply weaker numbers in June. Our view has been, and remains, that economic recovery is certainly underway, although it will not be spectacular. However, the clear rebound in U.S. economic activity and corporate profitability has not been reflected in stock markets as many had expected. This may represent the beginning of a gradual shift in the expectations of investors and businessmen to an environment where single-digit returns are considered the norm. Having raised Japan again in May on a short-term cyclical recovery trade, we scaled back in June and moved into more defensive stocks in Europe. Following a strong run, we also reduced our holdings in Korea and Taiwan, particularly high-tech companies such as chip-makers, which would be highly sensitive to any signs of a slowdown in U.S. consumer demand. Cash levels were raised sharply during the quarter and have been held in euros since the end of May; we expect the Euro to be the main beneficiary of any further dollar weakness. In Europe, we have concentrated on companies with strong free cash flow, high yields and sound balance sheets, which led to better performance in this part of the portfolio over the past quarter (Europe marginally outperformed in the second quarter thanks to strong stock selection). Compared to the benchmark, Japan was once again costly, but cash helped boost relative return as did stock positions in the telecoms and energy sectors. Consumer Discretionary was by far the worst performing sector over the quarter because fears of a renewed downturn in the global advertising market hurt our media holdings. Vivendi and BSkyB were hit particularly hard. At the end of the first half of 2002, the asset base of the Fund was US$72.4m (US$68.6m at December 31, 2001).


     The standardized returns for the LKCM International Fund are listed within the shareholder letter. Past performance does not guarantee future results. Please refer to the "Schedule of Investments" within the semi-annual report for the holdings of the TT EAFE Portfolio, in which the LKCM International Fund currently invests its assets. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any security.

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)

-------------------------------------------------------------
COMMON STOCKS - 90.67%              SHARES              VALUE
-------------------------------------------------------------
BASIC MATERIALS - 9.91%
  Airgas, Inc. #                   150,000        $ 2,595,000
  Allegheny Technologies, Inc.     120,000          1,896,000
  Boise Cascade Corporation         75,000          2,589,750
  Crown Pacific Partners, L.P. #   355,000          1,721,750
  Freeport-McMoRan Copper &
    Gold, Inc. - Class B #         150,000          2,677,500
  Louisiana-Pacific Corporation #  300,000          3,177,000
  NL Industries, Inc.               50,000            762,500
  OM Group, Inc.                    46,000          2,852,000
  Packaging Corp of America #      100,000          1,989,000
  Pope & Talbot, Inc.              160,000          2,996,800
                                                  -----------
                                                   23,257,300
                                                  -----------

CONSUMER DISCRETIONARY - 18.69%
  Arctic Cat Inc.                  120,000          2,086,680
  Bunge Limited(1)                  66,000          1,392,600
  Corinthian Colleges, Inc. #      100,000          3,389,000
  Fossil, Inc. #                    97,500          2,004,600
  Harte-Hanks, Inc.                 75,000          1,541,250
  InterTAN, Inc. #                 279,700          3,118,655
  Iron Mountain, Inc. #             75,000          2,313,750
  La Quinta Properties, Inc. -
    Paired #(2)                    345,800          2,507,050
  Lin TV Corp - Class A #           34,000            919,360
  Mail-Well, Inc. #                350,000          1,820,000
  Mobile Mini, Inc. #              178,000          3,043,800
  Office Depot, Inc. #             125,000          2,100,000
  Peet's Coffee & Tea Inc. #       100,000          1,841,000
  P.F. Chang's China Bistro,
    Inc. #                          50,000          1,571,000
  SCP Pool Corporation #           100,000          2,776,000
  Sonic Corp. #                    111,000          3,486,510
  Spanish Broadcasting System,
    Inc. - Class A #               170,000          1,700,000
  Sylvan Learning Systems, Inc. #  100,000          1,994,000
  Tractor Supply Company #          60,000          4,259,400
                                                  -----------
                                                   43,864,655
                                                  -----------

CONSUMER STAPLES - 2.61%
  Charming Shoppes, Inc. #         150,000          1,296,000
  Cott Corporation #(1)            175,000          3,323,250
  Pathmark Stores, Inc. #           80,000          1,504,800
                                                  -----------
                                                    6,124,050
                                                  -----------

-------------------------------------------------------------
COMMON STOCKS                       SHARES              VALUE
-------------------------------------------------------------
ENERGY - 7.67%
  Cabot Oil & Gas Corporation -
    Class A                         70,000        $ 1,599,500
  Carbo Ceramics, Inc.              60,000          2,217,000
  Encore Acquisition Company #     100,000          1,725,000
  Evergreen Resources, Inc. #       35,000          1,487,500
  Hanover Compressor
    Company #                      145,000          1,957,500
  Remington Oil & Gas
    Corporation #                   75,000          1,494,000
  Spinnaker Exploration
    Company #                       35,500          1,278,710
  St. Mary Land & Exploration
    Company                         65,000          1,555,385
  Tom Brown, Inc. #                125,000          3,543,750
  Varco International, Inc. #       65,500          1,148,870
                                                  -----------
                                                   18,007,215
                                                  -----------

FINANCIAL SERVICES - 10.47%
  CNA Surety Corporation           209,000          3,040,950
  Cullen/Frost Bankers, Inc.        75,000          2,696,250
  FBL Financial Group, Inc. -
    Class A                         60,000          1,329,000
  Glacier Bancorp, Inc.             90,000          2,205,000
  Hibernia Corporation - Class A   125,000          2,473,750
  Investment Technology
    Group, Inc. #                   52,500          1,716,750
  StanCorp Financial Group, Inc.    40,000          2,220,000
  Texas Regional Bancshares,
    Inc. - Class A                 151,800          7,386,588
  Triad Guaranty Inc. #             35,000          1,523,550
                                                  -----------
                                                   24,591,838
                                                  -----------

HEALTH CARE - 8.98%
  Apogent Technologies Inc. #       64,000          1,316,480
  Bentley Pharmaceuticals, Inc. #  135,700          1,574,120
  Beverly Enterprises, Inc. #      103,700            789,157
  Genta Incorporated #              90,000            746,100
  Henry Schein, Inc. #              75,000          3,337,500
  Kindred Healthcare, Inc. #        44,500          1,978,915
  King Pharmaceuticals, Inc. #      65,790          1,463,827
  Patterson Dental Company #        50,000          2,516,500
  Select Medical Corporation #      60,000            939,600
  Triad Hospitals, Inc. #           80,000          3,390,400
  Wright Medical Group, Inc. #     150,000          3,024,000
                                                  -----------
                                                   21,076,599
                                                  -----------



                     See notes to the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2002 (UNAUDITED)

-------------------------------------------------------------
COMMON STOCKS                       SHARES              VALUE
-------------------------------------------------------------
INDUSTRIALS - 14.23%
  Alliant Techsystems Inc. #        38,250        $ 2,440,350
  Allied Waste Industries, Inc. #   40,000            384,000
  EMCOR Group, Inc. #               50,000          2,935,000
  GATX Corporation                 100,000          3,010,000
  Gentex Corporation #              70,000          1,922,900
  Integrated Defense
    Technologies, Inc. #           100,000          2,943,000
  Lindsay Manufacturing
    Company                        225,000          5,208,750
  MSC Industrial Direct Co.,
    Inc. - Class A #               120,000          2,340,000
  Reliance Steel & Aluminum
    Company                        131,250          4,003,125
  Robbins & Myers, Inc.             78,000          2,047,500
  Stewart & Stevenson
    Services, Inc.                 125,000          2,217,500
  Veridan Corporation #             78,000          1,770,600
  Waste Connections, Inc. #         70,000          2,186,800
                                                  -----------
                                                   33,409,525
                                                  -----------

REAL ESTATE INVESTMENT TRUSTS - 3.20%
  Brandywine Realty Trust          120,000          3,108,000
  Prentiss Properties Trust         80,000          2,540,000
  Reckson Associates Realty
    Corporation                     75,000          1,867,500
                                                  -----------
                                                    7,515,500
                                                  -----------

TECHNOLOGY - 6.23%
  Adaptec, Inc. #                   70,000            552,300
  Alliance Data Systems
    Corporation #                   56,000          1,430,800
  Axcelis Technologies, Inc. #      80,000            904,000
  Catapult Communications
    Corporation #                   10,000            218,710
  Exar Corporation #                20,000            394,400
  Harris Corporation                80,000          2,899,200
  ITXC Corp. #                     150,000            781,500
  Kopin Corporation #              170,000          1,122,000
  Maxim Integrated
    Products, Inc. #                16,287            624,281
  Pegasus Solutions Inc. #          45,000            787,500
  Technitrol, Inc.                 110,000          2,563,000
  Tekelec #                         50,000            401,500
  Ultratech Stepper, Inc. #         35,000            566,650
  Zoran Corporation #               60,000          1,374,600
                                                  -----------
                                                   14,620,441
                                                  -----------

-------------------------------------------------------------
COMMON STOCKS                       SHARES              VALUE
-------------------------------------------------------------
TRANSPORTATION - 8.68%

  J.B. Hunt Transport
    Services, Inc. #                80,000        $ 2,361,600
  Kirby Corporation #              280,000          6,846,000
  Landstar System, Inc. #           32,000          3,419,200
  RailAmerica, Inc. # r
    (Acquired 2/19/99,
    Cost $1,846,219)               500,000          5,410,000
  Swift Transportation
    Co., Inc. #                    100,000          2,330,000
                                                  -----------
                                                   20,366,800
                                                  -----------

 TOTAL COMMON STOCKS
  (cost $153,638,669)                             212,833,923
                                                  -----------

-------------------------------------------------------------
WARRANTS - 0.72%
-------------------------------------------------------------
HEALTHCARE - 0.72%
  Biovail Corporation International,
    expire 9/30/2002 #(1)           23,000          1,702,000
                                                  -----------

TOTAL WARRANTS
  (cost $169,565)                                   1,702,000
                                                  -----------

-------------------------------------------------------------
SHORT-TERM INVESTMENTS - 8.95%
-------------------------------------------------------------
MONEY MARKET FUNDS - 8.95%
  Federated Cash Trust
    Series II - Treasury
    Cash Seris II               10,746,539         10,746,539
  SEI Daily Income Trust
    Government Fund -
    Class B                     10,258,890         10,258,890
                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $21,005,429)                               21,005,429
                                                  -----------

TOTAL INVESTMENTS - 100.34%
  (cost $174,813,663)                             235,541,352
                                                  -----------

Liabilities, less Other Assets - (0.34)%            (801,752)
                                                  -----------
Total Net Assets - 100.00%                       $234,739,600
                                                 ============

     #   - Non-income producing security.

     (1) - Foreign security.

     (2) - Security represents equal ownership of LaQuinta Properties, Inc. - Class B and La Quinta Corp. common stock.

     r - Restricted Security. Purchased 209,500 shares in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.


                     See notes to the financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)

-------------------------------------------------------------
COMMON STOCKS - 89.13%              SHARES              VALUE
-------------------------------------------------------------
BASIC MATERIALS - 3.36%
  Boise Cascade Corporation          8,400         $  290,052
  E.I. du Pont de Nemours and
    Company                          7,000            310,800
  Temple-Inland Inc.                 5,000            289,300
                                                  -----------
                                                      890,152
                                                  -----------

CONSUMER DISCRETIONARY - 7.58%
  Clear Channel Communications,
    Inc. #                           9,000            288,180
  Gannett Company, Inc.             10,000            759,000
  Home Depot, Inc.                   7,000            257,110
  Newell Rubbermaid Inc.            10,500            368,130
  Tiffany & Co.                      9,500            334,400
                                                  -----------
                                                    2,006,820
                                                  -----------

CONSUMER STAPLES - 9.97%
  CVS Corporation                    6,500            198,900
  Dean Foods Company #               9,000            335,700
  Kimberly-Clark Corporation        10,000            620,000
  Kraft Foods Inc.                   7,500            307,125
  McCormick & Company,
    Incorporated (2)                12,600            324,450
  PepsiCo, Inc.                      7,500            361,500
  The Procter & Gamble Company       5,500            491,150
  The J.M. Smucker Company             110              3,755
                                                  -----------
                                                    2,642,580
                                                  -----------

ENERGY - 12.31%
  Anadarko Petroleum Corporation     7,000            345,100
  BP PLC - ADR(1)                    3,280            165,607
  El Paso Corporation               22,000            453,420
  EOG Resources, Inc.                5,500            218,350
  Exxon Mobil Corporation           16,000            654,720
  Halliburton Company               16,000            255,040
  Murphy Oil Corporation             3,500            288,750
  Noble Energy, Inc.                 8,000            288,400
  Unocal Corporation                16,000            591,040
                                                  -----------
                                                    3,260,427
                                                  -----------

FINANCIAL SERVICES - 12.32%
  Bank of America Corporation        5,000            351,800
  Charter One Financial, Inc.        8,000            275,040
  Citigroup, Inc.                    6,000            232,500
  Cullen/Frost Bankers, Inc.        11,000            395,450
  First Data Corporation             9,000            334,800
  FleetBoston Financial
    Corporation                      8,000            258,800
  Mellon Financial Corporation      10,500            330,015


-------------------------------------------------------------
COMMON STOCKS                       SHARES              VALUE
-------------------------------------------------------------
FINANCIAL SERVICES - CONTINUED
  Prudential Financial, Inc. #      10,000         $  333,600
  Washington Mutual, Inc.            5,400            200,394
  Wells Fargo Company               11,000            550,660
                                                  -----------
                                                    3,263,059
                                                  -----------
HEALTH CARE - 13.35%
  Apogent Technologies Inc. #       15,000            308,550
  HCA - The Healthcare
    Corporation                      9,000            427,500
  Manor Care, Inc. #                14,000            322,000
  Medtronic, Inc.                    5,000            214,250
  Merck & Company, Inc.              4,500            227,880
  Pfizer Inc.                        6,500            227,500
  Pharmacia Corporation              9,000            337,050
  Schering-Plough Corporation       15,000            369,000
  Tenet Healthcare Corporation #     4,000            286,200
  Teva Pharmaceutical Industries
    Ltd. - ADR(1)                    6,500            434,070
  Triad Hospitals, Inc. #            9,000            381,420
                                                  -----------
                                                    3,535,420
                                                  -----------

INDUSTRIALS - 12.55%
  Allied Waste Industries, Inc. #   30,000            288,000
  General Dynamics Corporation       3,500            372,225
  General Electric Company           9,500            275,975
  Honeywell International Inc.      19,000            669,370
  Masco Corporation                  8,000            216,880
  Raytheon Company - Class B        14,500            590,875
  United Technologies Corporation    5,000            339,500
  Waste Management, Inc.            22,000            573,100
                                                  -----------
                                                    3,325,925
                                                  -----------

TECHNOLOGY - 14.77%
  AOL Time Warner Inc. #            16,200            238,302
  Cisco Systems, Inc. #             24,000            334,800
  Dell Computer Corporation #       25,700            671,798
  EMC Corporation #                 35,000            264,250
  Harris Corporation                 8,500            308,040
  Intel Corporation                 12,000            219,240
  International Business Machines
    Corporation                      4,000            288,000
  JDS Uniphase Corporation #        43,000            114,810
  Micron Technology, Inc. #          7,500            151,650
  Microsoft Corporation #            6,400            350,080
  Motorola, Inc.                    22,400            323,008
  Oracle Corporation #              25,000            236,750
  Sun Microsystems, Inc. #          21,000            105,210
  Texas Instruments Incorporated    13,000            308,100
                                                  -----------
                                                    3,914,038
                                                  -----------


                     See notes to the financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2002 (UNAUDITED)

-------------------------------------------------------------
COMMON STOCKS                       SHARES              VALUE
-------------------------------------------------------------
TELECOMMUNICATIONS - 1.52%
  ALLTEL Corporation                 6,000         $  282,000
  Verizon Communications Inc.        3,000            120,450
                                                  -----------
                                                      402,450
                                                  -----------

TRANSPORTATION - 1.40%
  United Parcel Service, Inc. -
    Class B                          6,000            370,500
                                                  -----------

TOTAL COMMON STOCKS
  (cost $22,461,957)                               23,611,371
                                                  -----------

-------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 10.97%
-------------------------------------------------------------
MONEY MARKET FUNDS - 9.68%
  Federated Cash Trust
    Series II - Treasury Cash
    Seris II                     1,281,892          1,281,892
  SEI Daily Income Trust
    Government Fund -
    Class B                      1,282,948          1,282,948
                                                  -----------

TOTAL MONEY MARKET FUNDS
  (cost $2,564,840)                                 2,564,840
                                                  -----------

-------------------------------------------------------------
                                 PRINCIPAL              VALUE
-------------------------------------------------------------
U.S. GOVERNMENT - 1.29%
  U.S. Treasury Bill,
    1.641%, 7/5/02              $  340,000         $  339,943
                                                  -----------

TOTAL U.S. GOVERNMENT
  (cost $339,943)                                     339,943
                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $2,904,783)                                 2,904,783
                                                  -----------

TOTAL INVESTMENTS - 100.10%
  (cost $25,366,740)                               26,516,154
                                                  -----------

Liabilities, less Other Assets - (0.10)%              (25,360)
                                                  -----------
Total Net Assets - 100.00%                        $26,490,794
                                                  ===========



     #   - Non-income producing security.

     (1) - Foreign security.

     (2) - Non-voting shares.

     ADR - American Depository Receipts.

                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)

-------------------------------------------------------------
COMMON STOCKS - 63.25%              SHARES              VALUE
-------------------------------------------------------------
BASIC MATERIALS - 2.44%
  Boise Cascade Corporation          5,000         $  172,650
                                                  -----------

CONSUMER DISCRETIONARY - 8.24%
  Clear Channel Communications,
    Inc. #                           1,400             44,828
  H&R Block, Inc.                    1,300             59,995
  Harte-Hanks, Inc.                  4,500             92,475
  Home Depot, Inc.                   2,400             88,152
  Newell Rubbermaid Inc.             2,500             87,650
  Viacom, Inc. - Class B #           2,887            128,096
  Wal-Mart Stores, Inc.              1,500             82,515
                                                  -----------
                                                      583,711
                                                  -----------

CONSUMER STAPLES - 7.33%
  The Coca-Cola Company              2,300            128,800
  Colgate-Palmolive Company          2,300            115,115
  Kimberly-Clark Corporation         2,000            124,000
  Loews Corp - Carolina Group        3,000             81,150
  Philip Morris Companies, Inc.      1,600             69,888
                                                  -----------
                                                      518,953
                                                  -----------

ENERGY - 7.40%
  Anadarko Petroleum Corporation     1,600             78,880
  EOG Resources, Inc.                2,000             79,400
  Exxon Mobil Corporation            4,000            163,680
  Schlumberger Limited(1)            1,650             76,725
  Unocal Corporation                 3,400            125,596
                                                  -----------
                                                      524,281
                                                  -----------

FINANCIAL SERVICES - 9.41%
  AEGON N.V. - ADR(1)                  402              8,181
  American International
    Group, Inc.                      1,452             99,070
  Citigroup, Inc.                    2,066             80,057
  Cullen/Frost Bankers, Inc.         2,400             86,280
  Fannie Mae                         1,000             73,750
  FleetBoston Financial
    Corporation                      2,200             71,170
  Mellon Financial Corporation       3,440            108,119
  Wells Fargo Company                2,800            140,168
                                                  -----------
                                                      666,795
                                                  -----------

-------------------------------------------------------------
COMMON STOCKS                       SHARES              VALUE
-------------------------------------------------------------
HEALTH CARE - 8.37%
  Alcon, Inc. # (1)                  3,400         $  116,450
  Medtronic, Inc.                    2,100             89,985
  Pfizer Inc.                        3,500            122,500
  Tenet Healthcare Corporation #     1,400            100,170
  Teva Pharmaceutical Industries
    Ltd. - ADR (1)                   1,500            100,170
  Triad Hospitals, Inc. #            1,500             63,570
                                                  -----------
                                                      592,845
                                                  -----------

INDUSTRIALS - 3.15%
  Diebold, Inc.                      2,100             78,204
  General Electric Company           5,000            145,250
                                                  -----------
                                                      223,454
                                                  -----------

REAL ESTATE INVESTMENT TRUSTS - 0.87%
  Crescent Real Estate Equities
    Company                          3,300             61,710
                                                  -----------

TECHNOLOGY - 10.30%
  Cisco Systems, Inc. #              3,300             46,035
  Dell Computer Corporation #        3,700             96,718
  EMC Corporation #                  4,860             36,693
  First Data Corporation             2,600             96,720
  International Business Machines
    Corporation                      1,000             72,000
  Intel Corporation                  2,900             52,983
  Microsoft Corporation #            2,400            131,280
  Motorola, Inc.                     2,600             37,492
  Oracle Corporation #               3,440             32,577
  SunGard Data Systems Inc. #        3,000             79,440
  Texas Instruments Incorporated     2,000             47,400
                                                  -----------
                                                      729,338
                                                  -----------

TELECOMMUNICATIONS - 2.54%
  ALLTEL Corporation                 2,200            103,400
  Verizon Communications Inc.        1,900             76,285
                                                  -----------
                                                      179,685
                                                  -----------

TRANSPORTATION - 3.20%
  RailAmerica, Inc.  # r
    (Acquired 12/31/01,
    Cost $112,500)                   9,000             97,380
  United Parcel Service,
    Inc. - Class B                   2,100            129,675
                                                  -----------
                                                      227,055
                                                  -----------

TOTAL COMMON STOCKS
  (cost $4,758,524)                                 4,480,477
                                                  -----------



                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2002 (UNAUDITED)

-------------------------------------------------------------
CORPORATE
BONDS - 28.09%                   PRINCIPAL              VALUE
-------------------------------------------------------------
BANKS - 2.24%
  Bancwest Corporation,
    8.30%, 1/15/2011             $  75,000         $   81,609
  Norwest Corporation,
    6.625%, 3/15/2003               75,000             77,306
                                                  -----------
                                                      158,915
                                                  -----------

BASIC MATERIALS - 3.27%
  Aristech Chemical Corporation,
    6.875%, 11/15/2006             150,000            154,239
  Hanna Co.,
    9.375%, 9/15/2003               75,000             77,314
                                                  -----------
                                                      231,553
                                                  -----------

CONSUMER DISCRETIONARY - 5.07%
  Charming Shoppes, Inc.,
    Convertible,  4.75%, 6/01/2012r
    (Acquired 5/21/02 and
    5/22/02, Cost $80,893)          80,000             90,100
  J.C. Penney Company, Inc.,
    6.50%, 12/15/2007               60,000             54,372
  Tandy Corporation,
    6.95%, 9/01/2007               100,000            104,931
  Target Corporation,
    7.50%, 2/15/2005               100,000            109,313
                                                  -----------
                                                      358,716
                                                  -----------

CONSUMER STAPLES - 1.46%
  Scott Paper Company,
    Callable 8/15/2003,
    7.00%, 8/15/2023               100,000            103,634
                                                  -----------

ENERGY - 1.46%
  EOG Resources, Inc.,
    6.50%, 12/01/2007              100,000            103,693
                                                  -----------

FINANCIAL SERVICES - 7.20%
  American General Corporation,
    6.75%, 6/15/2005               100,000            106,700
  Block Financial Corporation,
    6.75%, 11/01/2004               75,000             78,899
  Capital One Bank,
    8.25%, 6/15/2005               100,000            104,372



-------------------------------------------------------------
CORPORATE
BONDS                            PRINCIPAL              VALUE
-------------------------------------------------------------
FINANCIAL SERVICES - CONTINUED
  Lehman Brothers Holdings, Inc.,
    8.25%, 6/15/2007            $  100,000         $  112,865
  Morgan Stanley Group,
    6.875%, 3/01/2007              100,000            107,092
                                                  -----------
                                                      509,928
                                                  -----------

HEALTHCARE - 1.12%
  HEALTHSOUTH Corporation,
    8.50%, 2/01/2008                75,000             79,125
                                                  -----------

INDUSTRIALS - 0.33%
  Thomas & Betts Corporation,
    6.50%, 1/15/2006                25,000             23,580
                                                  -----------

TECHNOLOGY - 3.24%
  Harris Corporation,
    6.35%, 2/01/2028               110,000            105,297
  Motorola, Inc.,
    6.75%, 2/01/2006               100,000             97,148
  Oracle Corporation,
    6.91%, 2/15/2007                25,000             26,865
                                                  -----------
                                                      229,310
                                                  -----------

TELECOMMUNICATIONS - 2.70%
  GTE North, Inc.,
    6.00%, 1/15/2004               125,000            128,675
  Voicestream Wireless
    Corporation,
    Callable 11/15/2004,
    10.375%, 11/15/2009             65,000             62,725
                                                  -----------
                                                      191,400
                                                  -----------

TOTAL CORPORATE BONDS
  (cost $1,910,265)                                1,989,854
                                                  -----------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2002 (UNAUDITED)

-------------------------------------------------------------
FIRST MORTGAGE
BONDS - 0.96%                    PRINCIPAL              VALUE
-------------------------------------------------------------
UTILITIES - 0.96%
  Public Service Electric &
    Gas Company,
    Callable 5/01/2008,
    6.375%, 5/01/2023            $  65,000        $    67,853
                                                  -----------

TOTAL FIRST MORTGAGE BONDS
  (cost $60,499)                                       67,853
                                                  -----------

-------------------------------------------------------------
CONVERTIBLE PREFERRED
STOCKS - 3.70%                      SHARES
-------------------------------------------------------------
CONSUMER STAPLES - 0.76%
  Tribune Company, Convertible,
    2.00%, 5/15/2029                   830             54,158
                                                  -----------

FINANCIAL SERVICES - 1.63%
  Prudential Financial,
    Inc., 6.75%                      2,000            115,280
                                                  -----------

INDUSTRIALS - 1.31%
  Raytheon Co., 8.25%                1,400             92,750
                                                  -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
  (cost $276,774)                                     262,188
                                                  -----------

-------------------------------------------------------------
SHORT-TERM
INVESTMENT - 3.53%                  SHARES              VALUE
-------------------------------------------------------------
MONEY MARKET FUNDS - 3.53%
  Federated Cash Trust
    Series II - Treasury Cash
    Seris II                        18,817         $   18,817
  SEI Daily Income Trust
    Government Fund -
    Class B                        231,150            231,150
                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $249,967)                                     249,967
                                                  -----------

TOTAL INVESTMENTS - 99.53%
  (cost $7,256,029)                                 7,050,339

Other Assets, less Liabilities - 0.47%                 33,019
                                                  -----------
Total Net Assets - 100.00%                        $ 7,083,358
                                                  ===========


     #   - Non-income producing security.

     (1) - Foreign security.

     r   - Restricted Security. Purchased shares in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

     ADR - American Depository Receipts.


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)

-------------------------------------------------------------
CORPORATE
BONDS - 82.36%                   PRINCIPAL              VALUE
-------------------------------------------------------------
BANKS - 7.65%
  Bancwest Corporation,
    8.30%, 1/15/2011            $  750,000         $  816,086
  Nationsbank Corporation,
    6.875%, 2/15/2005            1,000,000          1,069,911
  Northern Trust Company,
    6.25%, 6/02/2008               459,000            481,276
  Norwest Corporation,
    6.625%, 3/15/2003              500,000            515,377
  State Street Boston Corporation,
    5.95%, 9/15/2003               795,000            826,504
                                                  -----------
                                                    3,709,154
                                                  -----------

BASIC MATERIALS - 2.76%
  Aristech Chemical Corporation,
    6.875%, 11/15/2006             600,000            616,955
  Hanna Co.,
    9.375%, 9/15/2003              700,000            721,597
                                                  -----------
                                                    1,338,552
                                                  -----------

CONSUMER DISCRETIONARY - 15.09%
  Clear Channel Communications, Inc.:
    7.25%, 9/15/2003               490,000            502,972
    7.875%, 6/15/2005            1,000,000          1,052,820
  J.C. Penney Company, Inc.:
    6.125%, 11/15/2003           1,000,000          1,005,397
    6.50%, 12/15/2007              650,000            589,035
  Masco Corporation,
    6.00%, 5/03/2004             1,000,000          1,034,954
  Tandy Corporation,
    6.95%, 9/01/2007             1,250,000          1,311,634
  Target Corporation:
    7.50%, 2/15/2005             1,000,000          1,093,134
    5.50%, 4/01/2007               700,000            723,363
                                                  -----------
                                                    7,313,309
                                                  -----------

 CONSUMER STAPLES - 4.83%
  Pennzoil-Quaker State Company,
    9.40%, 12/01/2002 (1)        1,000,000          1,022,815
  Scott Paper Company,
    Callable 8/15/2003,
    7.00%, 8/15/2023             1,270,000          1,316,149
                                                  -----------
                                                    2,338,964
                                                  -----------

ENERGY - 4.29%
  Conoco Inc.,
    5.90%, 4/15/2004             1,000,000          1,041,922
  EOG Resources, Inc.,
    6.50%, 12/01/2007            1,000,000          1,036,932
                                                  -----------
                                                    2,078,854
                                                  -----------


-------------------------------------------------------------
CORPORATE
BONDS                            PRINCIPAL              VALUE
-------------------------------------------------------------
FINANCIAL SERVICES - 18.14%
  Associates Corporation of North America,
    6.00%, 12/01/2002           $  100,000         $  101,688
  Block Financial Corporation:
    6.75%, 11/01/2004            1,000,000          1,051,992
    8.50%, 4/15/2007               330,000            370,820
  Capital One Bank,
    8.25%, 6/15/2005             1,000,000          1,043,721
  Citigroup, Inc.,
    5.80%, 3/15/2004             1,000,000          1,043,930
  Credit Suisse First Boston (USA), Inc.,
    6.125%, 11/15/2011             500,000            492,040
  First Chicago Corporation,
    7.625%, 1/15/2003              775,000            797,442
  Lehman Brothers Holdings, Inc.,
    8.25%, 6/15/2007             1,000,000          1,128,650
  Mellon Funding Corporation,
    6.00%, 3/01/2004               375,000            392,784
  Morgan Stanley Group,
    6.875%, 3/01/2007            1,000,000          1,070,920
  Wells Fargo Financial, Inc.,
    6.125%, 2/15/2006            1,231,000          1,298,877
                                                  -----------
                                                    8,792,864
                                                  -----------

HEALTHCARE - 5.33%
  Becton, Dickinson and Company,
    Callable 1/15/2005,
    8.70%, 1/15/2025             1,000,000          1,129,492
  Cardinal Health, Inc.,
    6.50%, 2/15/2004               504,000            531,447
  HEALTHSOUTH Corporation,
    8.50%, 2/01/2008               875,000            923,125
                                                  -----------
                                                    2,584,064
                                                  -----------

INDUSTRIALS - 6.42%
  Black & Decker Corporation,
    7.50%, 4/01/2003               809,000            836,157
  General Electric Capital Corporation:
    5.35%, 11/18/2002              500,000            506,228
    6.80%, 11/01/2005            1,000,000          1,079,716
  Thomas & Betts Corporation,
    6.50%, 1/15/2006               150,000            141,478
  Waste Management, Inc.,
    7.375%, 8/01/2010              525,000            545,962
                                                  -----------
                                                    3,109,541
                                                  -----------


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2002 (UNAUDITED)


-------------------------------------------------------------
CORPORATE
BONDS                            PRINCIPAL              VALUE
-------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 3.36%
  Camden Property Trust,
    7.00%, 11/15/2006           $  800,000         $  839,095
  Simon Property Group, Inc.,
    7.125%, 2/09/2009              750,000            786,476
                                                  -----------
                                                    1,625,571
                                                  -----------

TECHNOLOGY - 7.76%
  Electronic Data Systems Corporation,
    6.85%, 10/15/2004              450,000            476,142
  First Data Corporation,
    6.375%, 12/15/2007             400,000            430,591
  Motorola, Inc.,
    6.75%, 2/01/2006             1,100,000          1,068,627
  Oracle Corporation,
    6.91%, 2/15/2007               675,000            725,361
  Texas Instruments, Inc.,
    7.00%, 8/15/2004             1,000,000          1,061,934
                                                  -----------
                                                    3,762,655
                                                  -----------

TELECOMMUNICATIONS - 5.55%
  GTE Corporation:
    9.10%, 6/01/2003             1,175,000          1,237,074
    Callable 5/01/2003,
    7.83%, 5/01/2023             1,000,000            978,764
  Voicestream Wireless Corporation,
    Callable 11/15/2004,
    10.375%, 11/15/2009            490,000            472,850
                                                  -----------
                                                    2,688,688
                                                  -----------

UTILITIES - 1.18%
  Southwest Gas Corporation,
    7.50%, 8/01/2006                50,000             50,309
  West Penn Power Company,
    6.375%, 6/01/2004              500,000            522,631
                                                  -----------
                                                      572,940
                                                  -----------

TOTAL CORPORATE BONDS
  (cost $38,635,075)                               39,915,156
                                                  -----------


-------------------------------------------------------------
FIRST MORTGAGE
BONDS - 4.42%                    PRINCIPAL              VALUE
-------------------------------------------------------------
UTILITIES - 4.42%
  Interstate Power Company,
    Callable 9/15/2002,
    8.625%, 9/15/2021           $   40,000         $   42,482
  PP&L Resources, Inc.,
    6.55%, 3/01/2006             1,000,000          1,054,605
  Public Service Electric & Gas Company,
    Callable 5/01/2008,
    6.375%, 5/01/2023            1,000,000          1,043,890
                                                  -----------

TOTAL FIRST MORTGAGE BONDS
  (cost $1,936,737)                                 2,140,977
                                                  -----------


-------------------------------------------------------------
U.S. TREASURY
OBLIGATIONS - 10.98%
-------------------------------------------------------------
  U.S. Treasury Notes:
    6.25%, 2/15/2003               500,000            513,718
    7.25%, 8/15/2004             1,000,000          1,087,969
    7.50%, 2/15/2005             1,000,000          1,107,344
    6.50%, 5/15/2005             1,000,000          1,085,868
    4.625%, 5/15/2006              500,000            515,157
    5.00%, 8/15/2011             1,000,000          1,014,202
                                                  -----------

TOTAL U.S. TREASURY OBLIGATIONS
  (cost $5,076,939)                                 5,324,258
                                                  -----------


-------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 0.70%                 SHARES
-------------------------------------------------------------
MONEY MARKET FUND - 0.70%
  SEI Daily Income Trust
    Government Fund - Class B      338,624            338,624
                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $338,624)                                     338,624
                                                  -----------

TOTAL INVESTMENTS - 98.46%
  (cost $45,987,375)                               47,719,015
                                                  -----------

Other Assets, less Liabilities - 1.54%                745,429
                                                  -----------
Total Net Assets - 100.00%                        $48,464,444
                                                  ===========


     (1) - Security pays an additional 75 basis points over the coupon rate of
           8.65 % if rating falls below investment grade.

                     See notes to the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 2002 (UNAUDITED)

                                                    LKCM                          LKCM            LKCM             LKCM
                                               SMALL CAP           LKCM       BALANCED    FIXED INCOME    INTERNATIONAL
                                             EQUITY FUND    EQUITY FUND           FUND            FUND             FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value * .................   $235,541,352    $26,516,154     $7,050,339     $47,719,015     $72,371,084**
Cash ....................................           --              850           --              --              --
Dividends and interest receivable .......        157,894         23,729         41,911         810,486            --
Receivable from Adviser .................           --             --            3,401            --              --
Receivable for fund shares sold .........           --             --               43            --         1,462,141
Organizational expenses, net of
  accumulated amortization ..............           --             --            1,624           1,624           3,062
Other assets ............................         25,990          3,862          2,884           8,506          13,579
                                            ------------   ------------   ------------    ------------    ------------
    Total assets ........................    235,725,236     26,544,595      7,100,202      48,539,631      73,849,866
                                            ------------   ------------   ------------    ------------    ------------

LIABILITIES:
Payable for fund shares purchased .......           --             --             --              --         1,714,713
Payable for investments purchased .......        436,210           --             --              --              --
Payable for investment advisory fees ....        450,231         31,749           --            47,256          65,226
Accrued expenses and

  other liabilities .....................         99,195         22,052         16,844          27,931          28,726
                                            ------------   ------------   ------------    ------------    ------------
    Total liabilities ...................        985,636         53,801         16,844          75,187       1,808,665
                                            ------------   ------------   ------------    ------------    ------------
NET ASSETS ..............................   $234,739,600    $26,490,794     $7,083,358     $48,464,444     $72,041,201
                                            ============   ============   ============    ============    ============
NET ASSETS CONSIST OF:
Paid in capital .........................   $164,387,140    $25,200,884     $7,473,843     $47,126,979    $106,713,093
Undistributed net investment income .....           --          121,492            733          26,940          58,169
Accumulated net realized gain (loss)
  on securities and foreign currency
  transactions ..........................      9,624,771         19,004       (185,528)       (421,115)    (35,704,420)
Net unrealized appreciation
  (depreciation) on:
  Investments ...........................     60,727,689      1,149,414       (205,690)      1,731,640         709,934
  Other assets and liabilities
    denominated in foreign currency .....           --             --             --              --           264,425
                                            ------------   ------------   ------------    ------------    ------------
NET ASSETS ..............................   $234,739,600    $26,490,794     $7,083,358     $48,464,444     $72,041,201
                                            ============   ============   ============    ============    ============
Shares of beneficial interest
  outstanding (unlimited shares of
  no par value authorized) ..............     13,133,510      2,420,920        670,151       4,657,051       9,363,401
Net asset value per share (offering
  and redemption price) .................   $      17.87   $      10.94   $      10.57    $      10.41    $       7.69
                                            ============   ============   ============    ============    ============

* Cost of Investments ...................   $174,813,663    $25,366,740     $7,256,029     $45,987,375
                                            ============   ============   ============    ============

** Investments in the Master Portfolio.


                     See notes to the financial statements.

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                             LKCM                          LKCM             LKCM           LKCM
                                                        SMALL CAP           LKCM       BALANCED     FIXED INCOME  INTERNATIONAL
                                                      EQUITY FUND    EQUITY FUND           FUND             FUND           FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends * .......................................   $   652,189    $   146,849    $    37,828      $      --      $   954,841
Interest ..........................................       153,892         28,140         68,268        1,393,779         22,361
Expenses allocated from
  Master Portfolio ................................            --             --             --               --       (331,039)
                                                      -----------    -----------    -----------      -----------    -----------
    Total income ..................................       806,081        174,989        106,096        1,393,779        646,163
                                                      -----------    -----------    -----------      -----------    -----------

EXPENSES:
Investment advisory fees ..........................       866,856         95,795         23,443          116,356        180,950
Administrative fees ...............................        72,922         11,288          9,980           14,837         26,406
Accounting and transfer agent
  fees and expenses ...............................        43,696         18,832         17,950           24,851         20,053
Professional fees .................................        34,811          4,312          1,092            7,186          8,446
Custody fees and expenses .........................        15,323          5,024          2,805            4,046             --
Federal and state registration ....................        12,040          2,898          1,654            2,595          4,135
Reports to shareholders ...........................         7,940            930            297            1,527          2,984
Trustees' fees ....................................         7,069            855            297            1,327          2,332
Amortization of deferred charges ..................            --             --          1,616            1,616          2,921
Other .............................................         3,439            468            136              618          1,241
                                                      -----------    -----------    -----------      -----------    -----------
  Total expenses ..................................     1,064,096        140,402         59,270          174,959        249,468
  Less, expense waiver and/or
    reimbursement .................................          --          (30,922)       (30,417)         (23,696)      (148,146)
                                                      -----------    -----------    -----------      -----------    -----------
  Net expenses ....................................     1,064,096        109,480         28,853          151,263        101,322
                                                      -----------    -----------    -----------      -----------    -----------
NET INVESTMENT INCOME (LOSS) ......................      (258,015)        65,509         77,243        1,242,516        544,841
                                                      -----------    -----------    -----------      -----------    -----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments .....................................     9,961,986        100,017       (188,889)        (288,436)    (4,146,524)**
  Foreign currency transactions ...................            --             --             --               --        562,045**
                                                      -----------    -----------    -----------      -----------    -----------
                                                        9,961,986        100,017       (188,889)        (288,436)    (3,584,479)
                                                      -----------    -----------    -----------      -----------    -----------
Net change in unrealized appreciation/
   depreciation on:
  Investments .....................................    (2,272,481)    (2,125,999)      (380,867)          54,257         (7,844)**
  Foreign currency transactions ...................            --             --             --               --        (24,472)**
                                                      -----------    -----------    -----------      -----------    -----------
                                                       (2,272,481)    (2,125,999)      (380,867)          54,257        (32,316)
                                                      -----------    -----------    -----------      -----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS ...........................     7,689,505     (2,025,982)      (569,756)        (234,179)    (3,616,795)
                                                      -----------    -----------    -----------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .......................   $ 7,431,490    $(1,960,473)   $  (492,513)     $ 1,008,337    $(3,071,954)
                                                      ===========    ===========    ===========      ===========    ===========
* Net of Foreign Taxes Withheld ...................   $      --      $       456    $        88      $      --      $   122,011
                                                      ===========    ===========    ===========      ===========    ===========

 ** Allocated from the Master Portfolio

                     See notes to the financial statements.

                                       16

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                    LKCM
                                                             SMALL CAP EQUITY FUND                        LKCM EQUITY FUND
                                                    -------------------------------------     -------------------------------------
                                                    Six Months Ended           Year Ended     Six Months Ended           Year Ended
                                                       June 30, 2002         December 31,        June 30, 2002         December 31,
                                                          (Unaudited)                2001           (Unaudited)                2001
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss) ...................       $    (258,015)       $     974,199        $      65,509        $     189,033
Net realized gain (loss)
  on investments ...............................           9,961,986           10,886,358              100,017              (54,449)
Net change in unrealized
  appreciation/depreciation
  on investments ...............................          (2,272,481)           3,302,418           (2,125,999)          (2,807,508)
                                                       -------------        -------------        -------------        -------------
    Net increase (decrease)
      in net assets
      resulting from operations ................           7,431,490           15,162,975           (1,960,473)          (2,672,924)
                                                       -------------        -------------        -------------        -------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income ..........................                --               (896,538)                --               (136,940)
Net realized gain on investments ...............                --            (11,057,650)                --                (53,721)
                                                       -------------        -------------        -------------        -------------
    Total dividends and distributions ..........                --            (11,954,188)                --               (190,661)
                                                       -------------        -------------        -------------        -------------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold ..................          29,476,380           27,884,657            2,740,097            6,981,310
Shares issued on reinvestment
  of dividends
  and distributions ............................                --             11,437,359                 --                173,853
Cost of shares redeemed ........................         (22,738,274)         (32,961,424)          (1,110,432)          (2,269,680)
                                                       -------------        -------------        -------------        -------------
    Net increase in net assets from
      from Fund share transactions .............           6,738,106            6,360,592            1,629,665            4,885,483
                                                       -------------        -------------        -------------        -------------
Total increase (decrease)
  in net assets ................................          14,169,596            9,569,379             (330,808)           2,021,898

NET ASSETS:
Beginning of period ............................         220,570,004          211,000,625           26,821,602           24,799,704
                                                       -------------        -------------        -------------        -------------
End of period * ................................       $ 234,739,600        $ 220,570,004        $  26,490,794        $  26,821,602
                                                       =============        =============        =============        =============

* Including undistributed net
  investment income of: ........................       $   1,639,705        $      83,122        $     121,492        $      55,983
                                                       =============        =============        =============        =============

CHANGES IN SHARES OUTSTANDING:
Shares sold ....................................           1,639,705            1,571,262              234,139              582,838
Shares issued in reinvestment
  of dividends
  and distributions ............................                --                658,157                 --                 14,696
Shares redeemed ................................          (1,266,693)          (1,881,768)             (94,255)            (187,965)
                                                       -------------        -------------        -------------        -------------
                                                             373,012              347,651              139,884              409,569
Beginning of period ............................          12,760,498           12,412,847            2,281,036            1,871,467
                                                       -------------        -------------        -------------        -------------
End of period ..................................          13,133,510           12,760,498            2,420,920            2,281,036
                                                       =============        =============        =============        =============


                     See notes to the financial statements.

                                       17

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                     LKCM                                   LKCM
                                                                BALANCED FUND                         FIXED INCOME FUND
                                                    ------------------------------------    ------------------------------------
                                                    Six Months Ended          Year Ended    Six Months Ended          Year Ended
                                                       June 30, 2002         December 31,      June 30, 2002        December 31,
                                                          (Unaudited)               2001          (Unaudited)               2001
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income ...........................       $     77,243        $    207,514        $  1,242,516        $  2,183,515
Net realized gain (loss) on investments .........           (188,889)             18,346            (288,436)            237,371
Net change in unrealized
  appreciation/depreciation
  on investments ................................           (380,867)           (277,097)             54,257           1,233,377
                                                        ------------        ------------        ------------        ------------
    Net increase (decrease)
      in net assets
      resulting from operations .................           (492,513)            (51,237)          1,008,337           3,654,263
                                                        ------------        ------------        ------------        ------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income ...........................            (84,829)           (222,832)         (1,329,951)         (2,101,100)
Net realized gain on investments ................               --               (31,124)               --                  --
                                                        ------------        ------------        ------------        ------------
    Total dividends and distributions ...........            (84,829)           (253,956)         (1,329,951)         (2,101,100)
                                                        ------------        ------------        ------------        ------------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold ...................            450,912           2,459,928           6,951,481          14,663,179
Shares issued on reinvestment
  of dividends
  and distributions .............................             82,956             249,980           1,052,992           1,575,427
Cost of shares redeemed .........................           (247,920)         (2,797,283)         (4,664,616)         (5,905,128)
                                                        ------------        ------------        ------------        ------------
    Net increase (decrease) in
      net assets from
      from Fund share transactions ..............            285,948             (87,465)          3,339,857          10,333,478
                                                        ------------        ------------        ------------        ------------
Total increase (decrease)
  in net assets .................................           (291,394)           (392,658)          3,018,243          11,886,641

NET ASSETS:
Beginning of period .............................          7,374,752           7,767,410          45,446,201          33,559,560
                                                        ------------        ------------        ------------        ------------
End of period * .................................       $  7,083,358        $  7,374,752        $ 48,464,444        $ 45,446,201
                                                        ============        ============        ============        ============

* Including undistributed net
  investment income of: .........................       $        733        $      7,971        $     26,940        $    114,375
                                                        ============        ============        ============        ============

CHANGES IN SHARES OUTSTANDING:

Shares sold .....................................             40,028             211,100             667,617           1,398,644
Shares issued in reinvestment
  of dividends
  and distributions .............................              7,615              22,688             102,255             152,307
Shares redeemed .................................            (22,077)           (249,286)           (447,394)           (568,741)
                                                        ------------        ------------        ------------        ------------
                                                              25,566             (15,498)            322,478             982,210
Beginning of period .............................            644,585             660,083           4,334,573           3,352,363
                                                        ------------        ------------        ------------        ------------
End of period ...................................            670,151             644,585           4,657,051           4,334,573
                                                        ============        ============        ============        ============


                     See notes to the financial statements.

                                       18


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       LKCM
                                                                                                 INTERNATIONAL FUND
                                                                                      -----------------------------------------
                                                                                      Six Months Ended               Year Ended
                                                                                         June 30, 2002             December 31,
                                                                                            (Unaudited)                    2001
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income ........................................................            $    544,841             $    117,874
Net realized loss on investments, futures contracts and
   foreign currency transactions .............................................              (3,584,479)             (29,143,446)
Net change in unrealized appreciation/depreciation ...........................                 (32,316)                 613,411
                                                                                          ------------             ------------
    Net decrease in net assets resulting from operations .....................              (3,071,954)             (28,412,161)
                                                                                          ------------             ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ........................................................                    --                       --
Net realized gain on investments .............................................                    --                   (284,831)
                                                                                          ------------             ------------
    Total dividends and distributions ........................................                    --                   (284,831)
                                                                                          ------------             ------------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold ................................................              60,494,689               31,189,524
Shares issued on reinvestment of dividends
   and distributions .........................................................                    --                    282,010
Cost of shares redeemed ......................................................             (55,749,696)             (31,932,590)
                                                                                          ------------             ------------
    Net increase (decrease) in net assets from Fund
       share transactions ....................................................               4,744,993                 (461,056)
                                                                                          ------------             ------------
Total increase (decrease) in net assets ......................................               1,673,039              (29,158,048)

NET ASSETS:
Beginning of period ..........................................................              70,368,162               99,526,210
                                                                                          ------------             ------------
End of period * ..............................................................            $ 72,041,201             $ 70,368,162
                                                                                          ============             ============

* Including undistributed net investment income of: ..........................            $     58,169             $         --
                                                                                          ============             ============

CHANGES IN SHARES OUTSTANDING:
Shares sold ..................................................................               7,684,443                3,608,846
Shares issued on reinvestment of dividends
   and distributions .........................................................                    --                     35,076
Shares redeemed ..............................................................              (7,041,767)              (3,623,139)
                                                                                          ------------             ------------
                                                                                               642,676                   20,783
Beginning of period ..........................................................               8,720,725                8,699,942
                                                                                          ------------             ------------
End of period ................................................................               9,363,401                8,720,725
                                                                                          ============             ============


                     See notes to the financial statements.

                                       19



                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                   LKCM SMALL CAP EQUITY FUND
                                      -------------------------------------------------------------------------------------
                                         Six Months             Year          Year          Year          Year         Year
                                              Ended            Ended         Ended         Ended         Ended        Ended
                                      June 30, 2002     December 31,  December 31,  December 31,  December 31, December 31,
                                         (Unaudited)            2001          2000          1999          1998         1997
                                          ---------       ----------     ---------    ----------     ---------     --------
NET ASSET VALUE-- BEGINNING OF PERIOD .   $   17.29       $    17.00     $   18.08    $    15.72     $   16.89    $   16.20
                                          ---------       ----------     ---------    ----------     ---------     --------
Net investment income (loss) ..........       (0.02)(1)         0.08          0.05          0.03          0.05         0.02
Net realized and unrealized
  gain (loss) on investments ..........        0.60             1.20          2.02          2.61         (1.10)        3.38
                                          ---------       ----------     ---------    ----------     ---------     --------
    Total from investment operations ..        0.58             1.28          2.07          2.64         (1.05)        3.40
                                          ---------       ----------     ---------    ----------     ---------     --------
Dividends from net investment income ..          --            (0.07)        (0.05)        (0.03)        (0.07)       (0.07)
Distributions from net realized gains .          --            (0.92)        (3.10)        (0.25)        (0.05)       (2.64)
                                          ---------       ----------     ---------    ----------     ---------     --------
    Total distributions ...............          --            (0.99)        (3.15)        (0.28)        (0.12)       (2.71)
                                          ---------       ----------     ---------    ----------     ---------     --------
NET ASSET VALUE-- END OF PERIOD .......   $   17.87       $    17.29     $   17.00    $    18.08     $   15.72    $   16.89
                                          =========       ==========     =========    ==========     =========    =========
TOTAL RETURN ..........................       3.35%(2)         7.50%        11.37%        16.83%        (6.26)%      23.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .   $ 234,740       $  220,570     $ 211,001    $  230,164     $ 284,018    $ 274,787
Ratio of expenses to average net assets       0.92%(3)         0.92%         0.93%         0.90%         0.91%        0.95%
Ratio of net investment income (loss)
  to average net assets ...............     (0.22)%(3)         0.46%         0.32%         0.16%         0.35%        0.22%
Portfolio turnover rate ...............         17%              62%           79%           48%           35%          34%

(1) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(2)  Not annualized.

(3)  Annualized.


                     See notes to the financial statements.

                                       20


                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                          LKCM EQUITY FUND
                                      -------------------------------------------------------------------------------------
                                         Six Months             Year          Year          Year          Year         Year
                                              Ended            Ended         Ended         Ended         Ended        Ended
                                      June 30, 2002     December 31,  December 31,  December 31,  December 31, December 31,
                                         (Unaudited)            2001          2000          1999          1998         1997
                                          ---------       ----------     ---------    ----------     ---------     --------
NET ASSET VALUE-- BEGINNING OF PERIOD     $   11.76       $    13.25     $   14.91    $    14.39     $   13.18     $  11.70
                                          ---------       ----------     ---------    ----------     ---------     --------
Net investment income...............           0.03             0.08          0.40          0.10(1)       0.10         0.10
Net realized and unrealized
  gain (loss) on investments........          (0.85)           (1.49)         0.24          2.97          1.63         2.52
                                          ---------       ----------     ---------    ----------     ---------     --------
    Total from investment operations          (0.82)           (1.41)         0.64          3.07          1.73         2.62
                                          ---------       ----------     ---------    ----------     ---------     --------
Dividends from net investment income             --            (0.06)        (0.40)        (0.15)        (0.10)       (0.25)
Distributions from net realized gains            --            (0.02)        (1.90)        (2.40)        (0.42)       (0.89)
                                          ---------       ----------     ---------    ----------     ---------     --------
    Total distributions.............             --            (0.08)        (2.30)        (2.55)        (0.52)       (1.14)
                                          ---------       ----------     ---------    ----------     ---------     --------
NET ASSET VALUE-- END OF PERIOD.....      $   10.94       $    11.76     $   13.25    $    14.91     $   14.39    $   13.18
                                          =========       ==========     =========    ==========     =========    =========
TOTAL RETURN........................        (6.97)%(2)      (10.61)%         4.14%        23.07%        13.11%       23.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $  26,491       $   26,822     $  24,800    $   27,492     $  41,069    $  52,392
Ratio of expenses to average
  net assets:
  Before expense waiver and/or
    reimbursement...................          1.03%(3)         1.05%         1.06%         0.93%         1.02%        1.16%
  After expense waiver and/or
    reimbursement...................          0.80%(3)         0.80%         0.80%         0.80%         0.80%        0.80%
Ratio of net investment income to
   average net assets:
  Before expense waiver and/or
    reimbursement...................          0.25%(3)         0.53%         2.33%         0.56%         0.49%        0.57%
  After expense waiver and/or
    reimbursement...................          0.48%(3)         0.78%         2.59%         0.69%         0.71%        0.93%
Portfolio turnover rate.............            20%              35%           57%           59%           45%          48%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)  Not annualized.

(3)  Annualized.


                     See notes to the financial statements.

                                       21




                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                    LKCM BALANCED FUND
                                      ------------------------------------------------------------------------
                                         Six Months             Year          Year          Year          Year
                                              Ended            Ended         Ended         Ended         Ended
                                      June 30, 2002     December 31,  December 31,  December 31,  December 31,
                                         (Unaudited)            2001          2000          1999          1998
                                          ---------       ----------     ---------    ----------     ---------
NET ASSET VALUE--BEGINNING OF PERIOD......  $ 11.44          $ 11.77       $ 12.30      $ 11.05      $ 10.00
                                          ---------       ----------     ---------    ----------     ---------
Net investment income.....................     0.12             0.30          0.26         0.22         0.22
Net realized and unrealized gain (loss)
    on investments........................    (0.86)           (0.26)        (0.55)        1.26         1.05
                                          ---------       ----------     ---------    ----------     ---------
   Total from investment operations.......    (0.74)            0.04         (0.29)        1.48         1.27
                                          ---------       ----------     ---------    ----------     ---------
Dividends from net investment income......    (0.13)           (0.32)        (0.22)       (0.22)       (0.22)
Distributions from net realized gains.....       --            (0.05)        (0.02)       (0.01)          --
                                          ---------       ----------     ---------    ----------     ---------
    Total distributions...................    (0.13)           (0.37)        (0.24)       (0.23)       (0.22)
                                          ---------       ----------     ---------    ----------     ---------
NET ASSET VALUE-- END OF PERIOD...........  $ 10.57          $ 11.44       $ 11.77      $ 12.30      $ 11.05
                                          =========       ==========     =========    ==========     =========
TOTAL RETURN..............................    (6.51)%(1)        0.47%        (2.34)%      13.53%       12.84%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).....  $ 7,083          $ 7,375       $ 7,767       $ 6,851     $ 3,639
Ratio of expenses to average net assets:
  Before expense reimbursement............     1.64%(2)         1.58%         1.72%         1.95%       4.59%
  After expense reimbursement.............     0.80%(2)         0.80%         0.80%         0.80%       0.80%
Ratio of net investment income (loss)
  to average net assets:
  Before expense waiver and/or
     reimbursement..........................   1.30%(2)         1.83%         1.24%         0.81%      (1.38)%
  After expense waiver and/or
     reimbursement..........................   2.14%(2)         2.61%         2.16%         1.96%       2.41%
Portfolio turnover rate.....................      8%              37%           48%           47%         39%

(1)  Not annualized.

(2)  Annualized.


                     See notes to the financial statements.

                                       22



                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                 LKCM FIXED INCOME FUND
                                      ------------------------------------------------------------------------
                                         Six Months             Year          Year          Year          Year
                                              Ended            Ended         Ended         Ended         Ended
                                      June 30, 2002     December 31,  December 31,  December 31,  December 31,
                                         (Unaudited)            2001          2000          1999          1998
                                          ---------       ----------     ---------    ----------     ---------
NET ASSET VALUE-- BEGINNING OF PERIOD.....  $ 10.48          $ 10.01        $ 9.69       $ 10.25       $ 10.00
                                          ---------       ----------     ---------    ----------     ---------
Net investment income.....................     0.27             0.60          0.56          0.52          0.54(1)
Net realized and unrealized gain (loss)
    on investments........................    (0.05)            0.45          0.31         (0.55)         0.17
                                          ---------       ----------     ---------    ----------     ---------
    Total from investment operations......     0.22             1.05          0.87         (0.03)         0.71
                                          ---------       ----------     ---------    ----------     ---------
Dividends from net investment income......    (0.29)           (0.58)        (0.55)        (0.52)        (0.46)
Distributions from net realized gains.....       --               --            --         (0.01)           --
                                          ---------       ----------     ---------    ----------     ---------
    Total distributions...................    (0.29)           (0.58)        (0.55)        (0.53)        (0.46)
                                          ---------       ----------     ---------    ----------     ---------
NET ASSET VALUE-- END OF PERIOD...........  $ 10.41          $ 10.48       $ 10.01       $  9.69       $ 10.25
                                          =========       ==========     =========    ==========     =========
TOTAL RETURN..............................     2.15%(2)        10.76%         9.26%        (0.34)%        7.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).....  $48,464          $45,446       $33,560       $26,016       $14,557
Ratio of expenses to average net assets:
  Before expense reimbursement............     0.75%(3)         0.77%         0.84%         0.89%         1.28%
  After expense reimbursement.............     0.65%(3)         0.65%         0.65%         0.65%         0.65%
Ratio of net investment income
   to average net assets:
  Before expense waiver and/or
   reimbursement............................   5.24%(3)         5.81%         5.63%         5.34%         4.66%
  After expense waiver and/or
   reimbursement............................   5.34%(3)         5.93%         5.82%         5.58%         5.29%
Portfolio turnover rate.....................     19%              36%           28%           68%           82%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Not annualized.

(3) Annualized.


                     See notes to the financial statements.

                                       23



                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                LKCM INTERNATIONAL FUND
                                      ------------------------------------------------------------------------
                                         Six Months             Year          Year          Year          Year
                                              Ended            Ended         Ended         Ended         Ended
                                      June 30, 2002     December 31,  December 31,  December 31,  December 31,
                                         (Unaudited)            2001          2000          1999          1998
                                          ---------       ----------     ---------    ----------     ---------
NET ASSET VALUE-- BEGINNING OF PERIOD.....   $ 8.07          $ 11.44       $ 15.44       $ 11.01       $ 10.00
                                          ---------       ----------     ---------    ----------     ---------
Net investment income.....................     0.06(1)          0.01(1)       0.06(1)       0.00          0.04(2)
Net realized and unrealized gain (loss)
    on investments........................    (0.44)           (3.35)        (1.74)         4.70          0.97
                                          ---------       ----------     ---------    ----------     ---------
    Total from investment operations......    (0.38)           (3.34)        (1.68)         4.70          1.01
                                          ---------       ----------     ---------    ----------     ---------
Dividends from net investment income......       --               --         (0.01)           --            --
Distributions from net realized gains.....       --            (0.03)        (2.31)        (0.27)           --
                                          ---------       ----------     ---------    ----------     ---------
    Total distributions...................       --            (0.03)        (2.32)        (0.27)           --
                                          ---------       ----------     ---------    ----------     ---------
NET ASSET VALUE-- END OF PERIOD...........   $ 7.69           $ 8.07       $ 11.44       $ 15.44       $ 11.01
                                          =========       ==========     =========    ==========     =========
TOTAL RETURN..............................    (4.71)%(4)      (29.16)%      (10.68)%       42.71%        10.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).....  $72,041          $70,368       $99,526       $83,892       $56,985
Ratio of expenses to average net assets:
  Before expense reimbursement............     1.61%(5)         1.56%         1.51%         1.52%         1.40%
  After expense reimbursement.............     1.20%(5)         1.20%         1.20%         1.20%         1.20%
Ratio of net investment income (loss)
    to average net assets:
  Before expense waiver and/or
    reimbursement.........................     1.10%(5)        (0.21)%        0.08%        (0.28)%        0.34%
  After expense waiver and/ or
    reimbursement.........................     1.51%(5)         0.15%         0.39%         0.04%         0.54%
Portfolio turnover rate...................      N/A              N/A           186%(3)       205%          196%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

(3) On October 2, 2000, the Fund invested all of its investable assets into the TT EAFE Portfolio, which has an identical investment objective as the Fund.
     Portfolio turnover rate is provided for the period January 1, 2000 through September 30, 2000.

(4)  Not annualized.

(5)  Annualized.

                     See notes to the financial statements.

                                       24


                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of five diversified series of shares comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The LKCM Small Cap Equity Fund seeks to maximize capital appreciation by investing primarily in equity securities of small companies (those with market values less than $2.0 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above average returns on the shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The LKCM International Fund currently intends to attempt to achieve its goal by operating under a master-feeder structure. This means that the LKCM International Fund currently intends to seek its investment objective by investing all of its investable assets in the TT EAFE Portfolio ("Portfolio" or "Master Portfolio"), a series of the TT International U.S.A. Master Trust, which has an identical investment objective as the LKCM International Fund and is managed by TT International Investment Management ("TT International"). On October 2, 2000, the International Fund invested all of its investable assets into the Portfolio. At June 30, 2002, the LKCM International Fund has a 57.47% ownership interest in the Portfolio, which is recorded at value. The Portfolio's financial statements are included within this annual report and should be read in conjunction with the financial statements of the LKCM International Fund. The LKCM International Fund records its daily pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the LKCM International Fund accrues its own expenses daily as incurred. Accounting policies of the Portfolio, including valuation of investments, are more fully described in the Portfolio's financial statements.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

    1. SECURITY VALUATION: Securities listed on a U.S. securities exchange or the Nasdaq Stock Market for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

     6. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

    7. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    8. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual rates presented below as applied to each Fund's daily net assets. For the six months ended June 30, 2002, the Adviser waived and/or reimbursed the following expenses:


                            LKCM       LKCM        LKCM        LKCM        LKCM
                          SMALL CAP   EQUITY     BALANCED     FIXED    INTERNATIONAL
                         EQUITY FUND   FUND        FUND     INCOME FUND    FUND

Annual Advisory Rate        0.75%      0.70%       0.65%       0.50%      (1)(2)
Annual Cap on Expenses      1.00%      0.80%       0.80%       0.65%       1.20%
Expenses Waived and/or
Reimbursed                   --       $30,922     $30,417     $23,696    $148,146

(1) To the extent that the Fund invests all of its investable assets in the Portfolio, the advisory fee paid to the Adviser is reduced from an annual rate of 1.00% of the Fund's average daily net assets to an annual rate of 0.50% of the Fund's average daily net assets.

(2) TT International is entitled to receive a fee from the Portfolio, calculated daily and payable monthly, at the annual rate of 0.50%.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Funds except LKCM International Fund. U.S. Bank, N.A. serves as custodian for all LKCM Funds except LKCM International Fund. Investors Bank & Trust Company serves as custodian, accounting services agent and sub-administrator of the LKCM International Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

C. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2002 were as follows:

                                     PURCHASES                    SALES
                                U.S.                      U.S.
                             GOVERNMENT      OTHER     GOVERNMENT       OTHER
                             -----------   --------    ----------    -----------
LKCM Small Cap Equity Fund     $    --   $47,157,131      $    --   $34,708,727
LKCM Equity Fund                    --     8,961,623           --     4,636,642
LKCM Balanced Fund                  --       697,202           --       576,964
LKCM Fixed Income Fund       2,053,641     7,050,200    3,997,938     4,442,774

At June 30, 2002, cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were:


                                                                           NET
                                   COST     APPRECIATION (DEPRECIATION) APPRECIATION
                                -----------  -----------  ------------   -----------
LKCM Small Cap Equity Fund    $174,736,846  $65,406,858  ($4,602,352)  $60,804,506
LKCM Equity Fund                25,370,295    3,845,262   (2,699,403)    1,145,859
LKCM Balanced Fund               7,245,965      645,738     (841,364)     (195,626)
LKCM Fixed Income Fund          45,930,057    1,943,706     (151,748)    1,791,958

At December 31, 2001, undistributed ordinary income and long-term capital gains are as follows:

                               UNDISTRIBUTED
                                 ORDINARY     LONG-TERM
                                  INCOME    CAPITAL GAINS
                                -----------  -----------
LKCM Small Cap Equity Fund         $67,949      $93,167
LKCM Equity Fund                    55,983           --
LKCM Balanced Fund                   1,229        3,706
LKCM Fixed Income Fund              46,365           --
LKCM International Fund                 --           --

At December 31, 2001, the LKCM Fixed Income Fund, the LKCM Equity Fund and the LKCM International Fund had accumulated capital loss carryforwards of $121,987 expiring in the year 2008, and $64,154 expiring in the year 2009 and $28,956,907 expiring in the year 2009, respectively. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. For the year ended December 31, 2001, capital loss carryforwards of $237,371 were utilized by the LKCM Fixed Income Fund. At December 31, 2001, the LKCM Equity Fund and the LKCM International Fund had net realized capital losses from transactions between November 1, 2001 and December 31, 2001 of $13,962 and $2,393,631, respectively, which are deferred for tax purposes and will be recognized in 2002.

The tax components of dividends paid during the year ended December 31, 2001 was as follows:

                                 ORDINARY     LONG-TERM
                                  INCOME    CAPITAL GAINS
                                -----------  -----------
LKCM Small Cap Equity Fund      $  896,538  $11,057,650
LKCM Equity Fund                   137,241       53,420
LKCM Balanced Fund                 222,832       31,124
LKCM Fixed Income Fund           2,101,100           --
LKCM International Fund            284,831           --

D. OTHER: At June 30, 2002, the LKCM International Fund had five shareholders who, in aggregate, owned greater than 50% of the outstanding shares.

                                TT EAFE PORTFOLIO
                             SCHEDULE OF INVESTMENTS

                            JUNE 30, 2002 (UNAUDITED)

                                    VALUE (NOTE 1)
COMMON STOCKS - 90.34%            SHARES        US$
---------------------------------------------------
BELGIUM - 1.06%
---------------------------------------------------
DIVERSIFIED FINANCIALS - 1.06%
  Groupe Bruxelles Lambert SA   25,500  $ 1,330,942
                                        -----------
TOTAL BELGIUM                             1,330,942
                                        -----------
---------------------------------------------------
DENMARK - 0.21%
---------------------------------------------------
PHARMACEUTICALS - 0.21%
  Novo Nordisk A/S - Class B     7,994      264,400
                                        -----------
TOTAL DENMARK                               264,400
                                        -----------
---------------------------------------------------
FINLAND - 0.41%
---------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 0.41%
  Nokia Oyj                     35,624      520,901
                                        -----------
TOTAL FINLAND                               520,901
                                        -----------
---------------------------------------------------
FRANCE - 17.43%
---------------------------------------------------
AUTOMOBILES - 1.91%
  PSA Peugeot Citroen           46,365    2,403,956
                                        -----------
BANKS - 5.06%
  BNP Paribas SA                68,665    3,793,906
  Credit Agricole SA            48,547    1,077,724
  Credit Lyonnais SA            34,908    1,494,782
                                        -----------
                                          6,366,412
                                        -----------
BUILDING MATERIALS - 2.23%
  Lafarge SA                    28,191    2,809,281
                                        -----------
BUILDING PRODUCTS - 1.76%
  Compagnie de Saint Gobain     49,304    2,210,954
                                        -----------
CONSTRUCTION & ENGINEERING - 0.52%
  Bouygues SA                   23,494      655,772
                                        -----------
MEDIA - 0.61%
  Television Francaise          28,864      772,057
                                        -----------
OIL & GAS - 2.68%
  TotalFinaElf SA               20,791    3,372,413
                                        -----------
PHARMACEUTICALS - 2.66%
  Aventis SA                    47,397    3,355,338
                                        -----------
TOTAL FRANCE                             21,946,183
                                        -----------

                                    VALUE (NOTE 1)
COMMON STOCKS                     SHARES        US$
---------------------------------------------------
GERMANY - 1.65%
---------------------------------------------------
AIRLINES - 1.15%
  Deutsche Lufthansa -
    Registered #               102,100  $ 1,450,616
                                        -----------
PHARMACEUTICALS - 0.50%
  Merck KGaA                    23,323      630,519
                                        -----------
TOTAL GERMANY                             2,081,135
                                        -----------
---------------------------------------------------
HONG KONG - 0.48%
---------------------------------------------------
WIRELESS TELECOMMUNICATION
  SERVICES - 0.48%
  China Mobil #                203,500      602,686
                                        -----------
TOTAL HONG KONG                             602,686
                                        -----------
---------------------------------------------------
ITALY - 6.40%
---------------------------------------------------
BANKS - 1.72%
  IntesaBCI Spa                710,846    2,167,227
                                        -----------
OIL & GAS - 4.68%
  ENI Spa                      370,815    5,890,433
                                        -----------
TOTAL ITALY                               8,057,660
                                        -----------
---------------------------------------------------
JAPAN - 14.48%
---------------------------------------------------
AUTOMOBILES - 0.95%
  Honda Motor Co Ltd            29,500    1,196,493
                                        -----------
BANKS - 0.82%
  Mitsubishi Tokyo Financial
    Group Inc.                      25      168,579
  The Sumitomo Bank, Limited   176,000      859,250
                                        -----------
                                          1,027,829
                                        -----------
COMMERCIAL SERVICES & SUPPLIES - 0.56%
  Dai Nippon Printing Co Ltd    53,000      703,718
                                        -----------
COMPUTER SOFTWARE &
  PROCESSING - 0.35%
  Nomura Research Institute,
    Limited                      3,200      440,108
                                        -----------
DIVERSIFIED FINANCIALS - 1.20%
  Acom Co Ltd                    8,690      593,959
  Daiwa Securities Group Inc   142,000      920,799
                                        -----------
                                          1,514,758
                                        -----------


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED

                            JUNE 30, 2002 (UNAUDITED)

                                    VALUE (NOTE 1)
COMMON STOCKS                     SHARES        US$
---------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 2.35%
  Japan Telecom Company, Limited    81   $  231,863
  KDDI Corporation                 192      592,865
  NTT Corporation                  520    2,139,453
                                        -----------
                                          2,964,181
                                        -----------
ELECTRICAL EQUIPMENT - 0.54%
  Nitto Denko Corp              20,800      682,194
                                        -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.43%
  Nidec Corporation              4,600      333,603
  THK Co Ltd                    11,000      211,600
                                        -----------
                                            545,203
                                        -----------
ENTERTAINMENT & LEISURE - 0.17%
  Nikon Corp                    19,000      210,416
                                        -----------
FOOD & DRUG RETAILING - 0.79%
  Ito-Yokado Company, Limited   20,000    1,001,460
                                        -----------
MEDIA - 0.84%
  Nippon Television Network      3,120      696,255
  Tokyo Broadcasting
    Systems, Inc.               16,000      358,523
                                        -----------
                                          1,054,778
                                        -----------
METALS - 0.87%
  Nippon Steel Corp            701,000    1,093,981
                                        -----------
PHARMACEUTICALS - 0.59%
  Shionogi & Co., Limited       58,000      740,097
                                        -----------
REAL ESTATE - 0.30%
  Mitsui Fudosan Co Ltd         43,000      380,387
                                        -----------
RETAILERS - 0.91%
  Seven Eleven Japan Co.,
    Limited                     29,000    1,142,333
                                        -----------
SEMICONDUCTOR EQUIPMENT
  & PRODUCTS - 0.64%
  Rohm Company, Limited          5,400      806,226
                                        -----------

                                    VALUE (NOTE 1)
COMMON STOCKS                     SHARES        US$
---------------------------------------------------
TRADING COMPANIES &
  DISTRIBUTORS - 1.16%
  Mitsubishi Corporation        77,000   $  557,141
  Mitsui & Co Ltd              135,000      903,569
                                        -----------
                                          1,460,710
                                        -----------
WIRELESS TELECOMMUNICATION
  SERVICES - 1.01%
  NTT DoCoMo, Inc.                 518    1,275,276
                                        -----------
TOTAL JAPAN                              18,240,148
                                        -----------
---------------------------------------------------
NETHERLANDS - 2.97%
---------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 0.76%
  Royal KPN NV #               203,450      951,475
                                        -----------
HOUSEHOLD DURABLES - 2.21%
  Royal Philips Electronics NV  99,847    2,784,992
                                        -----------
TOTAL NETHERLANDS                         3,736,467
                                        -----------
---------------------------------------------------
SINGAPORE - 0.25%
---------------------------------------------------
DIVERSIFIED FINANCIALS - 0.25%
  Keppel Corporation, Limited  137,000      319,498
                                        -----------
TOTAL SINGAPORE                             319,498
                                        -----------
---------------------------------------------------
SOUTH KOREA - 1.93%
---------------------------------------------------
BANKS - 0.47%
  Kookmin Bank                  12,119      588,321
                                        -----------
ELECTRONIC EQUIPMENT
  & INSTRUMENTS - 0.94%
  Samsung Electronics -  GDR     4,340    1,186,916
                                        -----------
METALS - 0.52%
  Pohang Iron & Steel Co Ltd     5,920      656,958
                                        -----------
TOTAL SOUTH KOREA                         2,432,195
                                        -----------
---------------------------------------------------
SWITZERLAND - 3.55%
---------------------------------------------------
BANKS - 2.93%
  UBS AG - Registered #         73,462    3,689,365
                                        -----------
PHARMACEUTICALS - 0.62%
  Novartis AG                   17,812      782,203
                                        -----------
TOTAL SWITZERLAND                         4,471,568
                                        -----------



                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED

                            JUNE 30, 2002 (UNAUDITED)

                                     VALUE (NOTE 1)
COMMON STOCKS                     SHARES        US$
---------------------------------------------------
TAIWAN - 0.62%
---------------------------------------------------
SEMICONDUCTOR EQUIPMENT
  & PRODUCTS - 0.62%
  Taiwan Semiconductor
    Manufacturing Co. ADR #     27,830   $  361,790
  United Microelectronics
    Corporation #               56,952      418,597
                                        -----------
TOTAL TAIWAN                                780,387
                                        -----------
---------------------------------------------------
UNITED KINGDOM - 38.90%
---------------------------------------------------
AIRLINES - 0.40%
  British Airways PLC #        179,264      509,253
                                        -----------
BANKS - 4.88%
  HBOS PLC                     272,898    2,955,294
  Lloyds TSB Group PLC         320,889    3,196,022
                                        -----------
                                          6,151,316
                                        -----------
BEVERAGES, FOOD & TOBACCO - 5.06%
  British American Tobacco PLC 191,700    2,061,350
  Diageo PLC                   214,372    2,785,786
  South African Breweries PLC  194,845    1,526,065
                                        -----------
                                          6,373,201
                                        -----------
CONSTRUCTION & ENGINEERING - 1.66%
  BAA PLC                      228,159    2,084,529
                                        -----------
DIVERSIFIED TELECOMMUNICATIONS - 2.36%
  Vodafone Group PLC         2,162,863    2,968,962
                                        -----------
ELECTRIC UTILITIES - 3.17%
  National Grid Group PLC      336,505    2,391,777
  Scottish Power PLC           298,089    1,603,808
                                        -----------
                                          3,995,585
                                        -----------
FOOD & DRUG RETAILING - 4.86%
  Boots Company PLC            232,451    2,306,332
  J Sainsbury PLC              237,476    1,289,471
  Tesco PLC                    692,578    2,519,391
                                        -----------
                                          6,115,194
                                        -----------
HOTELS RESTAURANTS & LEISURE - 1.79%
  Granada Compass PLC        1,324,133    2,251,953
                                        -----------

---------------------------------------------------
                                    VALUE (NOTE 1)
COMMON STOCKS                     SHARES        US$
---------------------------------------------------
MEDIA - 4.21%
  British Sky Broadcasting
    Group PLC #                415,557  $ 3,986,771
  EMI Group PLC                345,397    1,311,783
                                        -----------
                                          5,298,554
                                        -----------
MINING - 2.20%
  Anglo American PLC           166,755    2,774,887
                                        -----------
MULTILINE RETAIL - 2.06%
  Marks & Spencer Group PLC    455,356    2,588,881
                                        -----------
OIL & GAS - 3.60%
  BP PLC                       372,829    3,133,292
  Lattice Group PLC            536,117    1,398,300
                                        -----------
                                          4,531,592
                                        -----------
PHARMACEUTICALS - 2.65%
  GlaxoSmithKline PLC          154,352    3,338,341
                                        -----------
TOTAL UNITED KINGDOM                     48,982,248
                                        -----------
TOTAL COMMON STOCKS
  (cost $112,506,423)                   113,766,418
                                        -----------
---------------------------------------------------
RIGHTS - 0.04%
---------------------------------------------------
FRANCE - 0.04%
---------------------------------------------------
BUILDING MATERIALS - 0.04%
  Lafarge SA #                  28,191       54,517
                                        -----------
TOTAL FRANCE                                 54,517
                                        -----------
TOTAL RIGHTS
  (cost $51,749)                             54,517
                                        -----------
TOTAL INVESTMENTS - 90.38%
  (Cost $112,558,172)                   113,820,935
                                        -----------
Other Assets in excess
  of Liabilities 9.62%                   12,116,793
                                        -----------
Total Net Assets 100.00%               $125,937,728
                                       ============


    #  Non-income producing security.
  ADR  American Depository Receipt
  GDR  Global Depository Receipt

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES

                   SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                         US$
                                                                    ------------
ASSETS:
Investments, at value* .....................................        $113,820,935
Cash at interest ...........................................             403,000
Foreign currency** .........................................          10,345,971
Receivable for open forward foreign currency
   exchange contracts ......................................             105,938
Receivable for investments sold ............................           3,163,407
Dividends and interest receivable ..........................             448,457
Recoverable foreign taxes ..................................             226,985
                                                                    ------------
  Total assets .............................................         128,514,693
                                                                    ============

LIABILITIES:
Payable for investments purchased ..........................           2,393,255
Payable for investment advisory fees .......................              48,087
Accrued expenses and other liabilities .....................             135,623
                                                                    ------------
  Total liabilities ........................................           2,576,965
                                                                    ------------
NET ASSETS .................................................        $125,937,728
                                                                    ============
* Cost of Investments ......................................        $112,558,172
                                                                    ============
** Cost of Foreign Currency ................................        $  9,716,159
                                                                    ============


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                             STATEMENT OF OPERATIONS

                   SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                         US$
                                                                    -----------
INVESTMENT INCOME:
Interest income ...............................................     $    38,921
Dividend income* ..............................................       1,661,556
                                                                    -----------
  Total income ................................................       1,700,477
                                                                    -----------
EXPENSES:
Investment advisory fee .......................................         313,972
Accounting and custody fees ...................................         180,849
Administration fees ...........................................          49,890
Audit fees ....................................................          10,068
Trustees' fees and expenses ...................................           7,260
Other expenses ................................................          15,360
                                                                    -----------
  Total expenses ..............................................         577,399
                                                                    -----------
NET INVESTMENT INCOME .........................................       1,123,078
                                                                    -----------

REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain/loss on:
  Investment security transactions ............................      (7,202,512)
  Foreign currency transactions and forward foreign
     currency  exchange contracts .............................         992,657
                                                                    -----------
                                                                     (6,209,855)
                                                                    -----------
Net change in unrealized appreciation/depreciation on:
  Investment securities .......................................        (228,243)
  Foreign currency transactions and forward foreign
     currency  exchange contracts .............................         (40,815)
                                                                    -----------
                                                                       (269,058)
                                                                    -----------
NET LOSS ON INVESTMENTS .......................................      (6,478,913)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........     $(5,355,835)
                                                                    ===========
* Net of foreign taxes withheld ...............................     $   211,176
                                                                    ===========


                     See notes to the financial statements.


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       TT EAFE
                                                                      PORTFOLIO
                                                              ------------------------------
                                                               Six Months
                                                                  Ended         Year Ended
                                                              June 30, 2002     December 31,
                                                               (Unaudited)         2001
                                                                   US$              US$
                                                              -------------    -------------
OPERATIONS:
Net investment income .....................................   $   1,123,078    $     744,006
Net realized loss .........................................      (6,209,855)     (53,009,822)
Net change in unrealized appreciation/depreciation ........        (269,058)         194,662
                                                              -------------    -------------
  Net decrease in net assets resulting from operations ....      (5,355,835)     (52,071,154)
                                                              -------------    -------------
CAPITAL TRANSACTIONS
  Contributions ...........................................      62,789,236       75,702,552
  Withdrawals .............................................     (55,455,094)     (61,122,828)
                                                              -------------    -------------
  Net increase in net assets from capital transactions ....       7,334,142       14,579,724
                                                              -------------    -------------
Total increase (decrease) in net assets ...................       1,978,307      (37,491,430)
                                                              -------------    -------------
Net Assets:
Beginning of period .......................................     123,959,421      161,450,851
                                                              -------------    -------------
End of period .............................................   $ 125,937,728    $ 123,959,421
                                                              =============    =============

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

TT EAFE Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. The LKCM Fund held 57.5%, and the TT EAFE Mutual Fund held 42.5% of the Portfolio as of June 30, 2002.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    1. SECURITY VALUATION

    The equity securities of the Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Portfolio Board of Trustees.

    2. SECURITY TRANSACTIONS AND INCOME RECOGNITION

    Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Premium and discount on securities purchased are amortized as a component of interest income using a constant yield to maturity method.

     3. FEDERAL INCOME TAXES

     The Portfolio intends to qualify as a partnership for U.S. federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").

     It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

     4. FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.

     5. FOREIGN CURRENCY TRANSLATION

     For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

     At June 30, 2002 , the Portfolio had the following open forward foreign currency exchange contracts outstanding:

                                                                           GROSS
                                                                      UNREALIZED
CURRENCY AND                    FOREIGN CURRENCY   U.S. DOLLAR VALUE   GAIN/LOSS
EXCHANGE DATE               UNITS PURCHASED/SOLD    AT JUNE 30, 2002         US$
--------------------------------------------------------------------------------
PURCHASE CONTRACTS
British Pound Sterling, 07/01/02     280,000              426,994          834
Euro, 07/01/02                       970,000              956,922        3,024
--------------------------------------------------------------------------------
NET UNREALIZED GAIN ON PURCHASE CONTRACTS                                3,858
--------------------------------------------------------------------------------
SALES CONTRACTS
Japanese Yen, 07/01/02           142,538,200            1,189,742          258
Singapore Dollar, 07/01/02           240,000              135,862          (39)
--------------------------------------------------------------------------------
NET UNREALIZED GAIN ON SALE CONTRACTS                                      219
--------------------------------------------------------------------------------
TOTAL UNREALIZED GAIN                                                    4,077
--------------------------------------------------------------------------------

     At June 30, 2002, the Portfolio had the following open forward foreign cross currency exchange contract outstanding:

                                                                            NET
                                DELIVER/UNITS        RECEIVE/IN      UNREALIZED
SETTLEMENT DATE                   OF CURRENCY      EXCHANGE FOR    APPRECIATION
--------------------------------------------------------------------------------
7/10/02      British Pound Sterling 6,540,000   Euro 10,211,570        $101,861
--------------------------------------------------------------------------------

     6. FUTURES CONTRACTS

     The Portfolio may purchase long futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Portfolio is required to segregate cash or liquid securities in connection with all futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

     As of and for the six months ended June 30, 2002 , there were no open long futures contracts outstanding.

     7. OPTIONS CONTRACTS

     A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

     Purchases of put and call options are recorded as investments, the values of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

    The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

    The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

    As of June 30, 2002 , there were no open options contracts outstanding

B. INVESTMENT ADVISORY AGREEMENT

Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. The Portfolio Trust pays monthly to TTI for its advisory services a management fee, at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

C. SECURITY TRANSACTIONS

Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the six months ended June 30, 2002, were as follows

     COST OF PURCHASE                                        PROCEEDS FROM SALES
     US$                                                                     US$
--------------------------------------------------------------------------------
     152,318,885                                                     140,069,802

At June 30, 2002, the Portfolio's aggregate unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes were as follows

                             UNREALIZED           UNREALIZED      NET UNREALIZED
     TAX COST              APPRECIATION         DEPRECIATION        APPRECIATION
     US$                            US$                  US$                 US$
--------------------------------------------------------------------------------
     112,558,172              5,007,279          (3,744,516)           1,262,763

D. FINANCIAL HIGHLIGHTS

The ratios of expenses and net investment income to average net assets and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                        SIX MONTHS ENDED       YEAR ENDED               FOR THE
                           JUNE 30, 2002     DECEMBER 31,           PERIOD ENDED
                             (UNAUDITED)             2001     DECEMBER 31, 2000*
--------------------------------------------------------------------------------
Ratio of expenses                0.92%+          0.85%                  0.92%+
Ratio of net investment income   1.79%+          0.51%                  0.39%+
Portfolio Turnover                120%            255%                    37%
Total Return                    (4.44)%        (28.80)%                (4.54)%

     * For the period October 2, 2000 (commencement of operations) through December 31, 2000.

     +  Annualized.

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                                       43

                                   LKCM FUNDS

                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701

--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES

   J. Luther King, Jr., CFA            Jacqui Brownfield
   Chairman of the Board,              Vice President,
   President                           Secretary & Treasurer

   Paul W. Greenwell                   Joseph C. Neuberger
   Vice President                      Assistant Treasurer

   Steven R. Purvis, CFA               Jeffrey T. Rauman
   Vice President                      Assistant Secretary

   H. Kirk Downey                      James Tiegs
   Trustee                             Assistant Secretary

   Earle A. Shields, Jr.
   Trustee

--------------------------------------------------------------------------------
INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------
ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------
CUSTODIAN FOR ALL FUNDS EXCEPT LKCM INTERNATIONAL FUND
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH 45202
--------------------------------------------------------------------------------
CUSTODIAN & SUB-ADMINISTRATOR FOR LKCM INTERNATIONAL FUND
   Investors Bank & Trust Company
   200 Clarendon Street
   Boston, MA 02110
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue
   Milwaukee, WI 53202
--------------------------------------------------------------------------------
DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.